Independence Life and
Annuity Company
(A Wholly-Owned Subsidiary of Sun Life
of Canada (U.S.) Holdings, Inc.)
Independent Auditor’s Report,
Statutory-Basis Financial Statements as of and for the
Years Ended December 31, 2021, and 2020 and
Supplemental Schedules as of and for the Year Ended
December 31, 2021

INDEPENDENT AUDITOR'S REPORT
To the Board of Directors of
Independence Life and Annuity Company
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Opinions
We have audited the statutory-basis financial statements of Independence Life and Annuity Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Delaware Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis-of-Matter
As discussed in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company's admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements. In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental schedule of investment risk interrogatories and the supplemental summary investment schedule as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

April 22, 2022

ADMITTED ASSETS	2021	2020
GENERAL ACCOUNT ASSETS:
Debt securities	$ 192,531,907	$ 178,823,263
Cash, cash equivalents and short-term investments	9,995,711	6,696,290
Contract loans	9,445,145	9,642,425
Other invested assets	2,179,694	2,181,531
Investment income due and accrued	1,284,083	1,317,520
Uncollected premiums and agents' balances	—	30,499
Amounts recoverable from reinsurers	471,798	79,694
Funds held by or deposited with reinsured companies	3,134,741,986	3,164,506,019
Other amounts receivable under reinsurance contracts	40,041,201	14,897,114
Current federal income tax receivable	168,185	—
Net deferred tax asset	299,507	288,667
Other assets	1,174,461	178,175
Total general account assets	3,392,333,678	3,378,641,197
SEPARATE ACCOUNT ASSETS	53,413,489	48,251,527
TOTAL ADMITTED ASSETS	$ 3,445,747,167	$ 3,426,892,724

LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$ 17,548,687	$ 18,028,484
Liability for deposit-type contracts	—	123,101
Contract claims	1,493,534	302,480
Other amounts payable on reinsurance	39,438,513	14,144,676
Interest maintenance reserve	6,337,474	6,043,852
Commissions to agents due or accrued	47,784	2,080
Commissions and expense allowances payable on reinsurance assumed	818,777	865,135
Taxes, licenses and fees due or accrued, excluding federal income taxes	152,881	—
General expenses due or accrued	41,402	17,891
Current federal income taxes due or accrued	—	853,135
Remittances and items not allocated	839,764	—
Asset valuation reserve	875,816	780,420
Reinsurance in unauthorized companies	171,342	—
Payable to parent and affiliates	334,992	278,272
Funds held under coinsurance	3,134,741,986	3,164,506,019
Other liabilities	29,011	25,162
Total general account liabilities	3,202,871,963	3,205,970,707
SEPARATE ACCOUNT LIABILITIES	53,413,489	48,251,527
Total liabilities	3,256,285,452	3,254,222,234

CAPITAL STOCK AND SURPLUS:
Common capital stock, $1.00 par value - 2,500,500 shares
authorized; 2,500,350 shares issued and outstanding	2,500,350	2,500,350

Gross paid in and contributed surplus	392,719,680	377,719,680
Unassigned funds	(205,758,315)	(207,549,540)
Total surplus	186,961,365	170,170,140

Total capital stock and surplus	189,461,715	172,670,490

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$ 3,445,747,167	$ 3,426,892,724
See notes to statutory-basis financial statements.

	2021	2020
INCOME:
Premiums and annuity considerations	$ 2,373,399	$ (44,162)
Net investment income	6,071,889	6,108,958
Amortization of interest maintenance reserve	569,766	488,034
Commissions and expense allowances on reinsurance ceded	3,226,310	3,434,336
Fee income from Separate Accounts	1,198,173	1,076,493
Investment income on funds withheld	147,602,580	276,663,067
Other income	120,174	99,820

Total income	161,162,291	287,826,546

BENEFITS AND EXPENSES:
Death benefits	2,538,470	2,652,080
Disability benefits	2,567,484	256,554
Surrender benefits and withdrawals for life contracts	1,259,514	1,330,046
Interest and adjustments on contracts or deposit-type contract funds	10,425	43,041
Payments on supplementary contracts with life contingencies	31,222	31,222
Decrease in aggregate reserves for life contracts	(479,797)	(337,035)

Total benefits	5,927,318	3,975,908

Commissions on premiums	446,940	13,431
Commissions and expense allowances on reinsurance assumed	3,226,310	3,434,336
General insurance expenses	3,569,983	2,809,689
Insurance taxes, licenses and fees, excluding federal income taxes	675,292	366,201
Net transfers from Separate Accounts	(2,645,530)	(2,636,272)
Investment income on funds withheld ceded	147,604,682	276,663,067

Total benefits and expenses	158,804,995	284,626,360

Net gain from operations before federal income taxes and
net realized capital gains	2,357,296	3,200,186

Federal income tax expense, excluding tax on
capital gains	230,409	680,696

Net gain from operations after federal income taxes and
before net realized capital gains	2,126,887	2,519,490

Net realized capital losses less capital gains tax and
transfers to the interest maintenance reserve	(79,764)	(21,577)

NET INCOME	$ 2,047,123	$ 2,497,913

See notes to statutory-basis financial statements.

	2021	2020

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$ 172,670,490	$ 170,240,301

Net income	2,047,123	2,497,913

Change in net deferred income tax	(43,594)	137,785

Change in non-admitted assets	54,434	(102,302)

Change in liability for reinsurance in unauthorized companies	(171,342)	—

Change in asset valuation reserve	(95,396)	(103,207)

Change in paid in surplus	15,000,000	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$ 189,461,715	$ 172,670,490

See notes to statutory-basis financial statements.

	2021	2020
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$ 2,403,898	$ (74,661)
Net investment income	5,871,405	5,848,192
Miscellaneous income	156,054,165	307,935,760
Total receipts	164,329,468	313,709,291

Benefits and loss related payments	5,073,398	2,903,611
Net transfers from Separate Accounts	(2,645,530)	(2,636,272)
Commissions and other expenses paid	160,100,934	310,027,567
Federal income taxes paid	1,561,001	1,096,506
Total payments	164,089,803	311,391,412
Net cash from operations	239,665	2,317,879

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid	44,827,758	46,814,608
Cost of investments acquired	(57,668,786)	(49,130,152)
Net change in contract loans	123,043	203,141
Net cash used in investments	(12,717,985)	(2,112,403)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	15,000,000	—
Net deposits on deposit-type contracts	(122,589)	(183,130)
Net payments from related parties	56,720	522,220
Other cash provided	843,610	15,441
Net cash provided by financing and miscellaneous sources	15,777,741	354,531

Net change in cash, cash equivalents and short-term investments	3,299,421	560,007

CASH, CASH EQUIVALENTS
Beginning of year	6,696,290	6,136,283

End of year	$ 9,995,711	$ 6,696,290

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
During the years ended December 31, 2021 and 2020, the Company recorded the following non-cash activity:

	2021	2020

Taxable and non-taxable bond exchanges	$ —	$ 2,000,000
Accumulated policy value used to pay down contract loans	74,237	688,039
Non-cash transaction from deposit type contracts	(512)	8,444

See notes to statutory-basis financial statements.

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Independence Life and Annuity Company (the “Company”) is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (“Life Holdco”) and manages a block of variable life insurance and fixed annuity policies. The Company began to issue Stop Loss insurance policies during 2020. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.

As of December 31, 2021 and 2020, the Commissioner of the Department has not permitted the Company to use any accounting practices that would cause the Company's earnings or financial position to deviate materially from NAIC SAP.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between NAIC SAP and GAAP that affect the Company are as follows:

•
NAIC SAP do not recognize, as assets, deferred policy acquisition costs and statutory non-admitted assets, such as prepaid expenses and receivables aged greater than 90 days. These assets are recognized under GAAP.

•
Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts, whereas under GAAP, contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity would be accounted for in a manner consistent with the accounting for interest bearing or other financial instruments.

•	Actuarial assumptions and reserving methods differ under NAIC SAP and GAAP.
•	Under NAIC SAP, an asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established, but are not under GAAP.
•	Under NAIC SAP, there are certain limitations on net deferred tax assets.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

•
Under NAIC SAP, fixed maturity securities are generally carried at amortized cost. Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses for securities classified as available-for-sale are reported net of taxes in a separate component of stockholder’s equity. Changes in unrealized gains and losses on trading securities are recorded in net investment income.

•
Under NAIC SAP, investments in wholly owned subsidiaries are accounted for as common stocks using the equity pick-up method of accounting.  Under GAAP, these subsidiaries would be consolidated into the parent company’s financial statements.

•	The statutory-basis Statements of Cash Flows include the change in cash, cash equivalents and short-term investments whereas under GAAP only the change in cash and cash equivalents is included.
•
Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated between components and are accounted for consistent with the host contract, whereas under GAAP the embedded derivative would be bifurcated from the host contract and accounted for separately unless the entire hybrid instrument is carried at fair value with changes in fair value reflected in GAAP earnings.

•
Under NAIC SAP, certain reinsurance transactions are accounted for using deposit accounting and assets and liabilities are reported net of reinsurance, whereas under GAAP, these transactions qualify for reinsurance accounting and assets and liabilities are reported gross of reinsurance.

•
GAAP requires that for certain reinsurance arrangements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, that the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets; NAIC SAP do not contain a similar requirement.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the Department requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could materially differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, aggregate reserves for life policies and contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes and other-than-temporary impairment (“OTTI”) of investments.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments and debt securities. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Company’s cash and cash equivalents primarily include cash on hand, commercial paper and money market investments which have an original term to maturity of three months or less. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

INVESTED ASSETS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC designation is 6 and the fair value is less than amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. The designations for residential and commercial mortgage-backed securities (“RMBS” and “CMBS”, respectively) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting designation was a NAIC 6, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC designation. There was no impact to surplus due to RMBS and CMBS securities placed under regulatory review.

Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTED ASSETS (CONTINUED)

Investments in Subsidiaries

The Company accounts for its investments in subsidiaries in accordance with the Statement of Standard Accountancy Practice ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Investments in subsidiaries are carried at values based on the underlying statutory equity of the investee. However, at December 31, 2021 and 2020, the equity method did not apply to the investment in Sun Life Financial (U.S.) Reinsurance Company II (“SLDE”) as the investment was valued at zero based on the operating losses incurred. Application of the equity method will be discontinued until such a time that SLDE generates positive earnings in excess of cumulative losses. The Company's current period share of SLDE net income is $147,907,965, accumulated share of SLDE net loss is $1,390,541,767, and the share of SLDE equity, including negative equity, is $802,381,258.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets include a surplus note. The fair values of surplus notes are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics or are priced using market prices or broker quotes.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT RESERVES

The reserves for life insurance contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Revisions to these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in surplus in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.

INCOME AND EXPENSES

For Variable Life, ceded and assumed life premiums are calculated based on the net amount at risk. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance policies. Expenses are charged to operations as incurred. For Universal Life, income and expenses are assumed from Sun Life Assurance Company of Canada ("SLOC") and ceded down to SLDE.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts are individual variable life insurance contracts.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.
•	The activity related to the guaranteed minimum death benefit (“GMDB”) which is reflected in the Company’s financial statements.
•	Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statements of Operations.
•
The dividends-received-deduction (“DRD”), which is included in the computation of the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

2.    RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates. Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties. Below is a summary of the significant transactions with affiliates.

The Company received a capital contribution in the amount of $15,000,000 from its sole shareholder, Life Holdco, on December 9, 2021.

The Company did not receive any cash dividends from its wholly owned subsidiary as of December 31, 2021 and 2020.

2.    RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Agreements

The Company has a reinsurance agreement with SLOC, under which SLOC ceded to the Company 100% of the risks associated with certain universal life policies issued by SLOC’s United States Branch between January 1, 2000 and February 28, 2006 on a 100% funds withheld coinsurance basis. The Company has a retrocession agreement with SLDE, a wholly-owned subsidiary of the Company, under which the Company retroceded 100% of the liabilities assumed pursuant to the reinsurance agreement with SLOC. See additional disclosure in Note 4.

Under the terms of the reinsurance and retrocession agreements, the Company maintains a funds withheld receivable from SLOC and a retrocession funds withheld payable to SLDE in an amount equal to the funds withheld coinsurance reserve. The retrocession funds withheld account balance is adjusted to equal the receivable from SLOC as the funds withheld account is increased or decreased. These transactions do not result in a net impact to the surplus of the Company. See additional disclosures in Note 4.

Administrative Services Agreements and Other

The Company has an administrative services agreement with its affiliate, SLOC, under which SLOC provides general administrative services. The services provided include personnel, facilities, actuarial, legal and other administrative services on a cost reimbursement basis.

The Company is party to an investment advisory agreement with its affiliate, Sun Life Capital Management (U.S.) LLC ("SLCMUS"), formerly Sun Life Institutional Investments (U.S.) LLC, under which SLCMUS acts as investment manager for certain of the Company’s portfolios.

The Company has a risk management agreement with Disability Reinsurance Management Services, Inc., under which Disability Reinsurance Management Services, Inc. provides the Company with reinsurance intermediary broker services with regards to ceding Stop Loss business and provides accounting and actuarial services on the Company's behalf.

The Company had $334,992 and $278,272 due to related parties at December 31, 2021 and 2020, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

3.	INVESTMENTS

Debt Securities

The statement value and fair value of the Company’s debt securities were as follows:
	December 31, 2021
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$ 26,524,735	$ 1,267,937	$ (897,136)	$ 26,895,536
Residential Mortgage Backed Securities	29,816,174	818,405	(207,140)	30,427,439
Commercial Mortgage Backed Securities	21,927,259	755,428	(10,533)	22,672,154
Corporate	94,235,694	4,851,502	(692,451)	98,394,745
Asset Backed Securities	20,028,045	476,302	—	20,504,347
Grand Total	$ 192,531,907	$ 8,169,574	$ (1,807,260)	$ 198,894,221

	December 31, 2020
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$ 24,349,891	$ 2,064,911	$ (117,859)	$ 26,296,943
Residential Mortgage Backed Securities	23,251,498	1,679,918	—	24,931,416
Commercial Mortgage Backed Securities	26,436,128	2,175,977	—	28,612,105
Corporate	79,081,041	8,796,179	—	87,877,220
Asset Backed Securities	25,704,705	718,707	—	26,423,412
Grand Total	$ 178,823,263	$ 15,435,692	$ (117,859)	$ 194,141,096

The statement value and estimated fair value by maturity date for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.
	December 31, 2021		December 31, 2020
	Statement	Estimated	Statement	Estimated
	Value	Fair Value	Value	Fair Value
Due in one year or less	$ 748,968	$ 757,038	$ 6,508,174	$ 6,567,700
Due after one year through five years	45,456,572	47,030,469	36,288,988	39,332,089
Due after five years through ten years	48,827,727	48,186,048	32,049,860	34,376,563
Due after ten years	25,727,162	29,316,726	28,583,910	33,897,811
Total before asset and mortgage-backed securities	120,760,429	125,290,281	103,430,932	114,174,163
Asset and mortgage-backed securities	71,771,478	73,603,940	75,392,331	79,966,933
Total debt securities	$ 192,531,907	$ 198,894,221	$ 178,823,263	$ 194,141,096

3.	INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of investments in debt securities during the years ended December 31, 2021 and 2020 were $44,827,400 and $46,803,679 respectively; gross realized gains were $1,130,854 and $4,556,668 and gross realized losses were $38,314 and $3,866 respectively.

Debt securities included above with a statement value of approximately $2,617,838 and $2,456,538 as of  December 31, 2021 and 2020, respectively, were on deposit with governmental authorities as required by law. Debt securities on deposit with governmental authorities represented 0.1% of total admitted assets as of December 31, 2021 and 2020, respectively.

Investment grade debt securities, which are those rated by the NAIC as either 1 or 2, were 100% of the Company’s total debt securities based on statement value, as of December 31, 2021 and 2020. Exposure to any single issuer is less than 10% of net admitted assets.

The Company recognizes and measures OTTI for structured securities in accordance with SSAP No. 43R, Loan-Backed and Structured Securities (“SSAP No. 43R”). In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information such as delinquency rates and loan-to-value ratios.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

3.	INVESTMENTS (CONTINUED)

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a designation downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. No OTTI charge is recorded in the Company’s Statements of Operations for unrealized losses on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter. A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months. No OTTI charge is recorded in the Company’s Statements of Operations for unrealized losses on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company must record a loss through an appropriate adjustment in carrying value. The Company did not record OTTI for debt securities for the years ended December 31, 2021 and 2020, respectively.

      There was no OTTI recorded on debt securities pursuant to SSAP No. 43R held as of  December 31, 2021 and
      2020.

3.	INVESTMENTS (CONTINUED)

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and estimated fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2021 are as follows:

	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	3	6,111,018	(196,656)	2	11,175,374	(700,480)	5	17,286,392	(897,136)
RMBS	3	8,961,944	(207,140)	—	—	—	3	8,961,944	(207,140)
CMBS	2	4,788,096	(10,533)	—	—	—	2	4,788,096	(10,533)
Corporate	12	30,247,472	(692,451)	—	—	—	12	30,247,472	(692,451)
Grand Total	20	50,108,530	(1,106,780)	2	11,175,374	(700,480)	22	61,283,904	(1,807,260)

The gross unrealized losses and estimated fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2020 are as follows:

	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	2	11,738,112	(117,859)	—	—	—	2	11,738,112	(117,859)
Grand Total	2	11,738,112	(117,859)	—	—	—	2	11,738,112	(117,859)

3.	INVESTMENTS (CONTINUED)

Investment Gains and Losses

Realized capital gains and losses on debt securities, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, on the Statements of Operations, but are not included in the computation of net gain from operations. Realized capital gains and losses, including OTTI, for the years ended December 31, 2021 and 2020 are shown below.
	Years Ended December 31,
	2021	2020
Realized gains:
Debt securities	$ 1,092,540	$ 4,552,802
Cash, cash equivalents and short-term investments	357	10,931
Gross realized gains	1,092,897	4,563,733
Capital gains tax expense	309,273	979,961
Net realized gains	783,624	3,583,772
Transferred to IMR	863,388	3,605,349
Total	$ (79,764)	$ (21,577)

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of capital and surplus net of deferred income taxes. There has been no change in net unrealized capital gains during the years ended December 31, 2021 and 2020.

There was no deferred tax expense netted in unrealized capital gains during the years ended 2021 and 2020.

Net Investment Income

Net investment income consisted of:
	Years ended December 31,
	2021	2020
Debt securities	$ 5,681,226	$ 5,672,612
Contract loans	453,904	475,337
Cash, cash equivalents and short-term investments	3,182	30,283
Other invested assets	87,833	87,904
Gross investment income	6,226,145	6,266,136

Investment expense	154,256	157,178
Net investment income	$ 6,071,889	$ 6,108,958

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2021 and 2020.
4.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

See Note 2 for disclosure regarding the reinsurance and retrocession agreements with related parties.

The effects of reinsurance for the years ended December 31, 2021 and 2020, were as follows:
	Years Ended December 31,
	2021	2020
Premiums and annuity considerations:
Direct	4,882,240	689,588
Assumed - Affiliated	$ (32,773,394)	$ (28,482,642)
Ceded - Non-Affiliated	(2,508,841)	(733,750)
Ceded - Affiliated	32,773,394	28,482,642
Net premiums and annuity considerations	$ 2,373,399	$ (44,162)

Insurance and other individual policy benefits, claims and expenses:
Direct	$ 8,334,755	$ 3,608,106
Assumed - Affiliated	138,359,070	130,159,818
Ceded - Non-Affiliated	(3,197,579)	(668,250)
Ceded - Affiliated	(138,359,070)	(130,159,818)
Net policy benefits and claims	$ 5,137,176	$ 2,939,856

The following schedule reflects related party reinsurance information recorded in the Statements of Operations for the years ended December 31, 2021 and 2020.
	December 31, 2021
	Assumed	Ceded
Premiums and annuity considerations	$ (32,773,394)	$ 32,773,394
Commission and expense allowance	3,226,310	(3,226,310)
Policy benefits and changes in reserves	(54,825,167)	54,825,167

	December 31, 2020
	Assumed	Ceded
Premiums and annuity considerations	$ (28,482,642)	$ 28,482,642
Commission and expense allowance	3,434,336	(3,434,336)
Policy benefits and changes in reserves	103,306,204	(103,306,204)

4.	REINSURANCE (CONTINUED)

Due to the nature of the Company’s operations, the balances reported on the Statements of Operations for the years ended December 31, 2021 and 2020 represent the effects of non-affiliated ceded reinsurance for the following: Premium and annuity considerations, Death benefits and Change in aggregate reserves for life contracts, Investment income on funds withheld, Surrender benefits and withdrawals for life contracts, as well as Commission and expense allowances as related to the affiliated reinsurance, assumed and ceded.

The Company has not identified any reinsurance contracts with risk-limiting features that require additional disclosure under SSAP No. 61R.

5.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

Policy and contract reserves are computed and developed as described in Note 1.

The Company does not have in force any recurring premium life insurance business. Surrender values are not promised in excess of reserves as legally computed. The Company did not have any substandard policies as of December 31, 2021 and 2020.

As of December 31, 2021 and 2020, the Company had $2,413,376,119 and $3,205,191,576, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. This amount is the direct amount of insurance in force of $6,767,422,051 and $8,231,707,374, respectively on the applicable policies as reported by the direct writer, SLOC, reduced by the amount ceded by SLOC for its yearly renewable term reinsurance agreements with other companies. Deficiency reserves held by the Company to cover the above insurance totaled $330,851,981 and $433,468,233 as of December 31, 2021 and 2020, respectively. All of this insurance is assumed and then ceded 100% to an affiliate.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions.  For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Other than the normal update of reserves, there were no significant reserve changes during the years ended December 31, 2021 and 2020.

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies are as follows for the statement year:
December 31, 2021
INDIVIDUAL ANNUITIES	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	0%
At book value less current surrender charge
of 5% or more	—	0%
At fair value	—	0%
Total with adjustment or at fair value	—	0%
At book value without adjustment
(minimal or no charge or adjustment)	—	0%
Not subject to discretionary withdrawal	228,946	100%
Total (Gross: Direct & Assumed)	228,946	100%
Reinsurance ceded	—
Total, net	$ 228,946

December 31, 2021
DEPOSIT-TYPE CONTRACTS	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	— %
At book value less current surrender charge
of 5% or more	—	— %
At fair value	—	— %
Total with adjustment or at fair value	—	— %
At book value without adjustment
(minimal or no charge or adjustment)	—	— %
Not subject to discretionary withdrawal	—	— %
Total (Gross: Direct & Assumed)	—	— %
Reinsurance ceded	—
Total, net	$ —

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES (CONTINUED)

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies for December 31, 2020 are as follows:

December 31, 2020
INDIVIDUAL ANNUITIES	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	—	— %
At book value less current surrender charge
of 5% or more	—	— %
At fair value	—	— %
Total with adjustment or at fair value	—	— %
At book value without adjustment
(minimal or no charge or adjustment)	—	— %
Not subject to discretionary withdrawal	237,507	100%
Total (Gross: Direct & Assumed)	237,507	100%
Reinsurance ceded	—
Total, net	237,507

December 31, 2020
DEPOSIT-TYPE CONTRACTS	General Account	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$ —	— %
At book value less current surrender charge
of 5% or more	—	— %
At fair value	—	— %
Total with adjustment or at fair value	—	— %
At book value without adjustment
(minimal or no charge or adjustment)	—	— %
Not subject to discretionary withdrawal	123,101	100%
Total (Gross: Direct & Assumed)	123,101	100%
Reinsurance ceded	—
Total, net	$ 123,101

6.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES AND LIFE RESERVES (CONTINUED)

The withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:
	General Account			Separate Account - Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal:
Term Policies with Cash Value	$ —	$ —	$ —	$ —	$ —	$ —
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	1,458,719,498	1,424,032,717	3,884,292,859	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life with Secondary Guarantees	—	—	—	—	—	—
Variable Life	12,966,087	12,966,087	12,966,087	53,413,489	53,413,489	53,413,489
Variable Universal Life	—	—	—	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Not Subject to Discretionary Withdrawal:
Term Policies without Cash Value	XXX	XXX	—	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	60	XXX	XXX	—
Disability - Active Lives	XXX	XXX	497	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	335,205,635	XXX	XXX	—

Total	1,471,685,585	1,436,998,804	4,232,465,138	53,413,489	53,413,489	53,413,489
Reinsurance Ceded	1,458,719,498	1,424,032,717	4,215,145,397	—	—	—
Total (Net)	$ 12,966,087	$ 12,966,087	$ 17,319,741	$ 53,413,489	$ 53,413,489	$ 53,413,489

7. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following accident and health policy claim incurred but not reported reserve activity, including the present value of amounts not yet due, is reported as a component of the total aggregate reserves for accident and health contracts and the contract claims. The activity for the year ended December 31, 2021 is summarized as follows:

2021
Balance, beginning of year	$ 256,554
Incurred losses related to:
Current year	2,578,647
Prior year	(11,163)
Total incurred	2,567,484
Paid losses related to:
Current year	1,875,400
Prior year	208,378
Total paid	2,083,778

Balance, end of year	$ 740,260

The incurred losses and loss adjustments relating to insured events in the prior year are a result of a reassessment of the estimates of the costs on certain claims outstanding.

8.    SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual variable life insurance contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contract holder. These variable products provide minimum death benefits. The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserve for life contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

The Company summarized the reported assets and liabilities from these product lines/transactions into the Independence Variable Life Separate Account.

8.	SEPARATE ACCOUNTS (CONTINUED)

The variable separate account assets are legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $53,413,489 and $48,251,527, of which all were assets legally insulated from the general account, as of December 31, 2021 and 2020, respectively.

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the general account Statement of Operations as a component of Net transfers from Separate Accounts. The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $353,654 and $376,636 of reserves for minimum death benefit guarantees as of December 31, 2021 and 2020, respectively.

The general account of the Company had a maximum guarantee for separate account liabilities of $40,619,495 and $38,401,557 as of December 31, 2021 and 2020, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $1,062,989 and $926,203 during the years ended December 31, 2021 and 2020, respectively.

The Company paid expenses related to the GMDB reserve held in the general account of $568,127 and $631,054 for the years ended December 31, 2021 and 2020, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

Below is the reconciliation of net transfers from Separate Accounts:
	Years Ended December 31,
	2021	2020
Transfers from Separate Accounts	(2,645,530)	(2,636,272)

Net transfers from Separate Accounts on the Statements of Operations	(2,645,530)	(2,636,272)

8.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Accounts of the Company as of December 31, 2021 and 2020 is as follows:
	2021	2020
	Non-guaranteed Separate Accounts	Non-guaranteed Separate Accounts

Premiums, considerations or deposits	$ —	$ —

Reserves
For accounts with assets at:
Fair value	53,413,489	48,251,527
Total reserves	$ 53,413,489	$ 48,251,527

By withdrawal characteristics:
With fair value adjustment	$ —	$ —
At fair value	53,413,489	48,251,527
Subtotal	53,413,489	48,251,527
Not subject to discretionary
withdrawal	—	—
Total	$ 53,413,489	$ 48,251,527

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, “Fair Value Measurements” (“SSAP 100”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

9.    FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The levels of the fair value hierarchy are as follows:

Level 1

Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS, including collateralized debt obligations, RMBS, CMBS, certain corporate debt and certain private equity investments.

Level 3

Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain mutual fund holdings.

There have been no significant changes made in valuation techniques during 2021 or 2020.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets by classification reported at fair value as of December 31, 2021 are as follows:
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$ 53,413,489	$ —	$ —	$ 53,413,489
Total assets at fair value	$ 53,413,489	$ —	$ —	$ 53,413,489

The Company’s assets by classification reported at fair value as of December 31, 2020 are as follows:
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$ 48,251,527	$ —	$ —	$ 48,251,527
Total assets at fair value	$ 48,251,527	$ —	$ —	$ 48,251,527

(a) Separate Accounts assets include invested assets carried at fair value. There was no investment income receivable at December 31, 2021 and 2020.

The Company transfers assets into or out of levels at the fair value as of the beginning of the reporting period. Transfers made are the result of changes in the level of observability of inputs used to price assets as well as changes in NAIC designations. No transfers between levels 1 and 2 occurred during the years ended December 31, 2021 and 2020.

There are no assets or liabilities carried at fair value categorized as Level 3 and no transfers to/from assets or liabilities categorized as Level 3 for the years ended December 31, 2021 and 2020.

The following table presents the carrying amounts and estimated fair values by fair value hierarchy of the Company’s financial instruments as of December 31, 2021:
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Financial Assets:
Debt securities	198,894,221	192,531,907	26,895,536	171,998,685	—	—
Cash, cash equivalents and
short-term investments	9,995,711	9,995,711	9,995,711	—	—	—
Contract loans	9,445,145	9,445,145	—	9,445,145	—	—
Other invested assets	2,544,906	2,179,694	—	2,544,906	—	—
Separate Account assets	53,413,489	53,413,489	53,413,489	—	—	—
Total Assets	274,293,472	267,565,946	90,304,736	183,988,736	—	—

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values by fair value hierarchy of the Company’s financial instruments as of December 31, 2020:
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Financial Assets:
Debt securities	194,141,096	178,823,263	26,296,947	167,844,149	—	—
Cash, cash equivalents and
short-term investments	6,696,290	6,696,290	6,696,290	—	—	—
Contract loans	9,642,425	9,642,425	—	9,642,425	—	—
Other invested assets	2,625,966	2,181,531	—	2,625,966	—	—
Separate Account assets	48,251,527	48,251,527	48,251,527	—	—	—
Total Assets	261,357,304	245,595,036	81,244,764	180,112,540	—	—

Financial Liabilities:			—
Contract holder deposit
funds	123,101	123,101	$ —	$ —	$ 123,101	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Debt securities - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.
9.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Debt securities (continued) - The Company’s ability to liquidate positions in privately-placed fixed maturity securities could be impacted to a significant degree by the lack of an actively traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Cash, cash equivalents and short-term investments - Cash on hand and cash equivalents, which are comprised of cash sweep investments, are classified as Level 1. Short-term investments are comprised of U.S. Treasury securities that have quoted prices in an active market and are categorized as Level 1.

Contract loans - Contract loans are carried at their unpaid principal balances. The fair value of contract loans, for disclosure purposes, is approximated by their carrying value, as policy loans are fully secured by policy values on which the loans are made.

      Other invested assets – Other invested assets represent a surplus note that is stated at amortized cost.

Separate Accounts assets - Separate Account assets reported as Level 1 in the fair value hierarchy are mostly comprised of common stocks and actively traded open-end registered mutual funds with a daily net asset value (“NAV”). The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third party asset managers.

Contract holder deposit funds - The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (universal life, annuities and certain pension contracts and institutional contracts) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

10. STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for credit-related losses from investments in debt securities, preferred stocks, mortgage loans and short-term investments with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

10. STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the AVR and IMR:
	December 31, 2021		December 31, 2020
	AVR	IMR	AVR	IMR
Balance, beginning of year	$ 780,420	$ 6,043,852	$ 677,213	$ 2,926,537
Net realized investment gains (losses),
net of tax	—	863,388	—	3,605,349
Less amortization of net investment gains	—	(569,766)	—	(488,034)
Increase in reserve based upon Securities
Valuations Office requirements	95,396	—	103,207	—
Balance, before transfers	875,816	6,337,474	780,420	6,043,852
Adjustment down to maximum	—	—	—	—
Balance, end of year	$ 875,816	$ 6,337,474	$ 780,420	$ 6,043,852

11.  FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2021 and 2020.

The Coronavirus Aid, Relief, and Economic Security ("CARES") Act temporarily changed the net operating loss ("NOL") rules for 2018, 2019, 2020, thereby allowing a NOL carryback for five years, updating the Tax Cuts and Jobs Act ("TCJA") of 2017. This change is applicable for regular C corporations, life insurance companies, and other insurance companies. The other insurance companies were previously allowed a two-year carryback. Additionally, the CARES Act temporarily removes the 80% NOL absorption limitation and allows for 100% utilization against taxable income for years ending before January 1, 2021.

11.  FEDERAL INCOME TAXES (CONTINUED)

The components of the deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2021 and 2020 are as follows:
	December 31, 2021
Description	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 970,184	$ —	$ 970,184
Statutory Valuation Allowance Adjustments	—	—	—
Adjusted Gross Deferred Tax Assets	970,184	—	970,184
Deferred Tax Assets Nonadmitted	568,320	—	568,320
Subtotal Net Admitted Deferred Tax Assets	401,864	—	401,864
Deferred Tax Liabilities	102,357	—	102,357
Net Admitted Deferred Tax Assets	$ 299,507	$ —	$ 299,507

	December 31, 2020
Description	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 958,705	$ —	$ 958,705
Statutory Valuation Allowance Adjustments	—	—	—
Adjusted Gross Deferred Tax Assets	958,705	—	958,705
Deferred Tax Assets Nonadmitted	622,754	—	622,754
Subtotal Net Admitted Deferred Tax Assets	335,951	—	335,951
Deferred Tax Liabilities	47,284	—	47,284
Net Admitted Deferred Tax Assets	$ 288,667	$ —	$ 288,667

	Change
Description	Ordinary		Capital	Total
Gross Deferred Tax Assets	$ 11,479		$ —	$ 11,479
Statutory Valuation Allowance Adjustments	—		—	—
Adjusted Gross Deferred Tax Assets	11,479		—	11,479
Deferred Tax Assets Nonadmitted	(54,434)		—	(54,434)
Subtotal Net Admitted Deferred Tax Assets	65,913	—	—	65,913
Deferred Tax Liabilities	55,073		—	55,073
Net Admitted Deferred Tax Assets	$ 10,840		$ —	$ 10,840

11.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character. The components of the admission calculation were performed under (i) paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 for the years ended December 31, 2021 and 2020.
	December 31, 2021
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ —	$ —	$ —
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	299,507	—	299,507
(c) 11.b.i	299,507	—	299,507
(d) 11.b.ii	XXX	XXX	28,374,331
(e) Admitted Pursuant to 11.c.	102,357	—	102,357
(f) Total admitted under 11.a. - 11.c.	401,864	—	401,864
(g) Deferred tax liabilities	102,357	—	102,357
Net admitted deferred tax assets	$ 299,507	$ —	$ 299,507

	December 31, 2020
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ —	$ —	$ —
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	288,667	—	288,667
(c) 11.b.i	—	—	—
(d) 11.b.ii	XXX	XXX	25,857,273
(e) Admitted Pursuant to 11.c.	47,284	—	47,284
(f) Total admitted under 11.a. - 11.c.	335,951	—	335,951
(g) Deferred tax liabilities	47,284	—	47,284
Net admitted deferred tax assets	$ 288,667	$ —	$ 288,667

	Change
Description	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ —	$ —	$ —
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	10,840	—	10,840
(c) 11.b.i	299,507	—	299,507
(d) 11.b.ii	XXX	XXX	2,517,058
(e) Admitted Pursuant to 11.c.	55,073	—	55,073
(f) Total admitted under 11.a. - 11.c.	65,913	—	65,913
(g) Deferred tax liabilities	55,073	—	55,073
Net admitted deferred tax assets	$ 10,840	$ —	$ 10,840

11.  FEDERAL INCOME TAXES (CONTINUED)

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	475%	440%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	189,162,208	172,381,823

The following table provides the impact of tax planning strategies, if used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.
		December 31, 2021		December 31, 2020		Change
Description		Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of adjusted gross deferred
tax assets and net admitted deferred
assets, by tax character as a percentage
1	Adjusted Gross DTAs	$ 970,184	$ —	$ 958,705	$ —	$ 11,479	$ —
2	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0%	0%	0%	0%	0%	0%
3	Net admitted Adjusted Gross DTAs	$ 401,864	$ —	$ 335,951	$ —	$ 65,913	$ —
4	Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	70%	0%	85%	0%	-15%	0%

The Company’s tax planning strategy includes the use of reinsurance-related strategies.

Current income taxes incurred consist of the following major components:
	Years Ended December 31,
	2021	2020	Change
Federal tax expense from operations	$ 230,409	$ 680,696	$ (450,287)
Federal income tax on net capital gains	309,273	979,961	(670,688)
Current income tax expense	$ 539,682	$ 1,660,657	$ (1,120,975)

11.  FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2021 and 2020 are as follows:
	2021	2020	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$ 955,060	$ 956,670	$ (1,610)
Other	15,124	2,035	13,089
Total ordinary deferred tax assets	970,184	958,705	11,479
Nonadmitted	568,320	622,754	(54,434)
Admitted ordinary deferred tax assets	401,864	335,951	65,913
Admitted capital deferred tax assets	—	—	—

Admitted deferred tax assets	$ 401,864	$ 335,951	$ 65,913

Deferred Tax Liabilities:
Ordinary:
Investments	$ 102,357	$ 43,099	$ 59,258
Other	—	4,185	(4,185)
Total ordinary deferred tax liabilities	102,357	47,284	55,073
Total capital deferred tax liabilities	—	—	—

Deferred tax liabilities	$ 102,357	$ 47,284	$ 55,073

Net admitted deferred tax assets	$ 299,507	$ 288,667	$ 10,840

The change in net deferred income taxes is comprised of the following:

Description	2021	2020	Change
Total deferred tax assets	970,184	958,705	11,479
Total deferred tax liabilities	102,357	47,284	55,073
Net deferred tax asset	867,827	911,421	(43,594)
Tax effect of unrealized gains (losses)			—
Change in net deferred income tax			(43,594)

11.  FEDERAL INCOME TAXES (CONTINUED)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before federal income taxes. The significant items causing this difference at December 31, 2021 and 2020 are as follows:
	December 31, 2021			December 31, 2020
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Income before taxes	$ 2,357,296	$ 495,032	14.3%	$ 3,200,186	$ 672,039	8.7%
Pre-tax capital gains - Pre IMR	1,092,897	229,508	6.7%	4,563,733	958,384	12.3%
Dividends Received Deduction	(18,867)	(3,962)	-0.1%	(26,585)	(5,583)	-0.1%
Interest Maintenance Reserve	(569,766)	(119,651)	-3.5%	(488,034)	(102,487)	-1.3%
Prior year under (over) accrual	(84,057)	(17,651)	-0.5%	2,476	519	0.0%
Total statutory income taxes		$ 583,276	16.9%		$ 1,522,872	19.6%

Federal income taxes incurred		539,682	15.6%		1,660,657	21.4%
Change in net deferred income taxes		43,594	1.3%		(137,785)	-1.8%
Total statutory income taxes		$ 583,276	16.9%		$ 1,522,872	19.6%

At December 31, 2021 and 2020 respectively, the Company has no net operating losses carryforwards and no capital loss carryforwards.

The following are income tax expenses (benefits) incurred in the current and prior years. Losses incurred after December 31, 2020 are not allowed to be carried back under the Tax Cuts and Jobs Act of 2017.
Year	Amount
2021	$ 683,187
2020	$ 1,533,615
2019	$ 1,160,605

The Company has no protective tax deposits under Section 6603 of the Internal Revenue Service ("IRS") Code.

The Company has filed its federal tax return as a part of a consolidated group return. The IRS opening conference to examine 2014 to 2016 tax years commenced in April 2018.  There are currently no significant findings. The IRS opening conference to examine 2017 to 2018 tax years commenced in June 2021, there are currently no significant findings.

11.  FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return with SLC - U.S. Ops Holdings for the year ended December 31, 2021, as the Company did for the year ended December 31, 2020. See further details below. The Company has written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

The Company will file a consolidated federal income tax return for 2021 including the following companies:
(1)	Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	(18)	Sun Life Financial (U.S.) Reinsurance Company II
(2)	Sun Life Financial (U.S.) Holdings, Inc.	(19)	Sun Life Financial (U.S.) Delaware Finance, LLC
(3)	Sun Life Financial (Japan), Inc.	(20)	Sun Life Investment Management U.S., Inc.
(4)	Sun Canada Financial Co.	(21)	Disability Reinsurance Management Services
(5)	Sun Life Financial Distributors, Inc.	(22)	The Premier Dental Group, Inc.
(6)	Sun Life of Canada (U.S.) Holdings, Inc.	(23)	Vuzion, Inc. (***)
(7)	Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	(24)	Landmark Dental Alliance, Inc.
(8)	Independence Life and Annuity Company	(25)	Sun Life Financial (Bermuda) Reinsurance Ltd.
(9)	Sun Life Financial (U.S.) Reinsurance Company	(26)	Dailyfeats, Inc. (d.b.a Maxwell Health)
(10)	Massachusetts Financial Services Company	(27)	Sun Life (U.S.) Holdco 2020 Inc.
(11)	MFS Fund Distributors, Inc.	(28)	SL Finance 2007-1, Inc.
(12)	MFS Service Center, Inc.	(29)	Sun Life Financial (U.S.) Delaware Finance, LLC 2020 (***)
(13)	MFS Institutional Advisors, Inc.
(14)	MFS Heritage Trust Company	(30)	SL Investment US-RE Holdings 2009-1, Inc. (*)
(15)	Sun Life Administrators (U.S.), Inc.	(31)	Pinnacle Care International, Inc. (**)
(16)	Sun Life Financial (U.S.) Services Company, Inc.
(17)	Professional Insurance Company

(*) Joined Sun Life consolidated tax group as of 3/01/2021.
(**) Joined Sun Life consolidated tax group as of 7/01/2021.
(***) Dissolved as of 6/07/2021.

As of December 31, 2021 and 2020, there are no positions for which management believes it to be reasonably possible that total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

At December 31, 2021 and 2020, the Company is not subject to the Repatriation Transition Tax.

At December 31, 2021 and 2020, the Company is not subject to the Alternative Minimum Tax credit carryforward.

12. CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the Company's statutory net gain from operations for the preceding calendar year, not including realized capital gains. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared or paid by the Company during the years ended December 31, 2021 and 2020.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2021 and 2020 was as follows:
	2021	2020
Net unrealized capital losses	$ (268,000,000)	$ (268,000,000)
Non-admitted assets	568,320	622,754
Asset valuation reserve	(875,816)	(780,420)

13. RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under NAIC SAP, taking into account the risk characteristics of its investments and products. The Company has met the minimum RBC requirements at December 31, 2021 and 2020.

14.  COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of associated premium taxes.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.
14. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Litigation, income taxes and other matters

The Company is sometimes party to threatened or pending legal proceedings, including ordinary routine litigation incidental to the business, both as a defendant and as a plaintiff. While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company’s financial position, results of operations or cash flows.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Lease commitments

The Company has no direct leases for facilities and equipment. Total rental expenses allocated to the Company were $77,197 and $70,491 for the years ended December 31, 2021 and 2020, respectively.

15. SUBSEQUENT EVENTS

Subsequent events were evaluated from the balance sheet date through the date of issuance of the audited statutory-basis financial statements, which were made available on April 22, 2022.

*****

INVESTMENT INCOME
U.S. Government bonds	$ 382,863
Other bonds (unaffiliated)	5,298,363
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Contract loans	453,904
Cash, cash equivalents & short-term investments	3,182
Derivative instruments	—
Other invested assets	87,833
Gross investment income	$ 6,226,145

REAL ESTATE OWNED-Gross book value less encumbrances	—

MORTGAGE LOANS- Gross book value
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	$ —

MORTGAGE LOANS BY STANDING -Gross book value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

OTHER LONG-TERM INVESTED ASSETS-Statement value	—

COLLATERAL LOANS	—

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES:
Book value:
Bonds	$ —
Preferred stocks	—
Common stocks	—

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
Bonds by maturity-statement value:
Due within 1 year or less	$ 14,004,336
Over 1 year through 5 years	92,457,106
Over 5 years through 10 years	65,224,360
Over 10 years through 20 years	16,042,223
Over 20 years	13,802,954
Total by maturity	$ 201,530,979

Bonds by class - statement value:
Class 1 and Exempt Obligations	$ 143,321,042
Class 2	58,209,937
Class 3	—
Class 4
Class 5	—
Class 6	—
Total by class	$ 201,530,979

Total bonds publicly traded	141,556,468
Total bonds privately placed	59,974,511

PREFERRED STOCKS - Statement value	—

COMMON STOCKS - Market value	—

SHORT-TERM INVESTMENTS - Book value	8,999,072

OPTIONS, CAPS & FLOORS OWNED - Statement value	—

OPTIONS, CAPS & FLOORS WRITTEN AND IN FORCE- Statement value	—

COLLAR, SWAP & FORWARD AGREEMENTS OPEN - Statement value	—

FUTURES CONTRACTS OPEN - Current value	—

CASH ON DEPOSIT	996,639

CASH EQUIVALENTS	—

LIFE INSURANCE IN FORCE:
Industrial	$ —
Ordinary	3,374,095,000
Credit Life	—
Group Life	—

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER
ORDINARY POLICIES	1,150,000

LIFE INSURANCE POLICIES WITH DISABILITY PROVISION IN FORCE:
Industrial	—
Ordinary	11,062,000
Credit life	—
Group life	—

SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - not involving life contingencies:
Amount on deposit	—
Income payable	—
Ordinary - involving life contingencies:
Income payable	31,222
Group - not involving life contingencies:
Amount of deposit	—
Income payable	—
Group - involving life contingencies
Income payable	—

ANNUITIES:
Ordinary:
Immediate - amount of income payable	—
Deferred - fully paid account balance	—
Deferred - not fully paid - account balance	—
Group:
Amount of income payable	—
Fully paid account balance	—
Not fully paid - account balance	—

ACCIDENT AND HEALTH INSURANCE - Premiums in force:
Ordinary	—
Group	4,720,423
Credit	—

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
Deposit funds - account balance	—
Dividend accumulations - account balance	—

CLAIM PAYMENTS 2021:
Group accident and health - year ended December 31, 2021:
2021	$ 1,875,000
2021 - 1	208,000
2021 - 2	—
2021 - 3	—
2021 - 4	—
Prior	—

Other accident and health:
2021	—
2021 - 1	—
2021 - 2	—
2021 - 3	—
2021 - 4	—
Prior	—

OTHER COVERAGES THAT USE DEVELOPMENTAL METHODS TO
CALCULATE CLAIMS RESERVES:
2021	—
2021 - 1	—
2021 - 2	—
2021 - 3	—
2021 - 4	—
Prior	—

1.	The Company’s total general account admitted assets as reported on page three of its Statutory Annual Statement for the year ended December 31, 2021 are $3,392,333,678.

2.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category excluding: U.S. government, U.S. government agency securities, Other U.S. Government Obligations, and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and contract loans.

				Percentage of Total
	Issuer		Amount	Admitted Assets
a.	Bonds -	Wells Fargo WFCM 2014-LC16	$ 5,471,999	0.2%
b.	Bonds -	Comm COMM 2015-LC19	5,247,252	0.2%
c.	Bonds -	OCP CLO LTD	5,000,000	0.1%
d.	Bonds -	Nextera Energy Inc	4,996,564	0.1%
e.	Bonds -	Goldman GSMS 2017-GS8	4,125,203	0.1%
f.	Bonds -	American Tower Trust I	4,038,738	0.1%
g.	Bonds -	Cooperative Rabobank U.A.	3,800,000	0.1%
h.	Bonds -	UBS Group AG	3,587,575	0.1%
i.	Bonds -	JP Morgan Chase & Co	3,425,150	0.1%
j.	Bonds -	Avalonbay Communities Inc	3,241,328	0.1%

3.	The Company’s total admitted assets held in bonds by NAIC designation at December 31, 2021 are:
	Amount	Percentage of Total Admitted Assets
NAIC-1	$ 143,321,042	4.2%
NAIC-2	58,209,937	1.7%
NAIC-3	—	0.0%
NAIC-4	—	0.0%
NAIC-5	—	0.0%
NAIC-6	—	0.0%

4.
Assets held in foreign investments at December 31, 2021 were $36,473,619 which represented 1.1% of the Company’s total admitted assets and excluded Canadian investments and currency exposure of $1,693,377; therefore, detail is not required for interrogatories #5-#10.

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets at December 31, 2021, therefore detail not required for interrogatory #11.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets at December 31, 2021, therefore detail not required for interrogatory #12.

13.	The Company holds no assets in equity interests at December 31, 2021, therefore detail not required for interrogatory #13.
14.	The Company holds no investments held in nonaffiliated, privately placed equities at December 31, 2021, therefore detail not required for interrogatory #14.

15.	The Company holds no assets in general partnership interests at December 31, 2021, therefore detail not required for interrogatory #15.

16.	The Company holds no assets in mortgage loans at December 31, 2021, therefore detail not required for interrogatory #16 and #17.

18.	The Company holds no assets in real estate at December 31, 2021, therefore detail not required for interrogatory #18.

19.  The Company holds no assets in mezzanine real estate loans at December 31, 2021, therefore detail not required for interrogatory #19.

20.  The Company’s total admitted assets were not subject to the following agreements during the year 2021:

a. Securities lending
b. Repurchase agreements
c. Reverse repurchase agreements
d. Dollar purchase agreements
e. Dollar reverse repurchase agreements

21. The Company had no warrants that were not attached to other financial instruments, options, caps, and floors at December 31, 2021.

22. The Company had no collars, swaps, and forward contracts at December 31, 2021.

23. The Company had no futures contracts at December 31, 2021.

Admitted Assets as Reported in
	Gross Investment Holdings		the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$ 26,531,900	12.39%	$ 26,531,900	12.39%
All other governments	—	—	—	—
U.S. states, territories and possessions, etc. guaranteed	—	—	—	—
U.S. political subdivisions of state, territories, and
possessions, guaranteed	—	—	—	—
U.S. special revenue and special assessment obligations,
etc. non-guaranteed	25,629,056	11.97	25,629,056	11.97
Industrial and miscellaneous	140,370,951	65.55	140,370,951	65.55
Hybrid securities	—	—	—	—
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	—	—	—	—
Unaffiliated bank loans	—	—	—	—
Total long-term bonds	192,531,907	89.90	192,531,907	89.90
Preferred stocks:
Industrial and miscellaneous	—	—	—	—
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	—	—	—	—
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—	—
Industrial and miscellaneous other (Unaffiliated)	—	—	—	—
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual funds	—	—	—	—
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Total common stocks	—	—	—	—
Mortgage loans:
Farm mortgages	—	—	—	—
Residential mortgages	—	—	—	—
Commercial mortgages	—	—	—	—
Mezzanine real estate loans	—	—	—	—
Total valuation allowance	—	—	—	—
Total mortgages loans	—	—	—	—
Real estate:
Properties occupied by company	—	—	—	—
Properties held for production of income	—	—	—	—
Properties held for sale	—	—	—	—
Total real estate	—	—	—	—
Cash, cash equivalents and short-term investments:
Cash	996,639	0.47	996,639	0.47
Cash equivalents	—	—	—	—
Short-term investments	8,999,072	4.20	8,999,072	4.20
Total cash, cash equivalents and short-term investments	9,995,711	4.67	9,995,711	4.67
Contract loans	9,445,145	4.41	9,445,145	4.41
Derivatives	—	—	—	—
Other invested assets	2,179,694	1.02	2,179,694	1.02
Receivables for securities	—	—	—	—
Securities lending	—	—	—	—
Other invested assets	—	—	—	—
Total invested assets	$ 214,152,457	100.00%	$ 214,152,457	100.00%

Independence Variable Life
Separate Account
(A Separate Account of Independence Life and Annuity Company)

Financial Statements as of and for the Year Ended
December 31, 2021 and Report of Independent Registered
Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Independence Variable Life Separate Account and the Board of Directors of Independence Life and Annuity Company (the “Sponsor”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities for each sub-account included in the Independence Variable Life Separate Account (comprising the Columbia Variable Portfolio – Government Money Market Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Dividend Opportunity Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Overseas Core Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Large Cap Growth Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Small Company Growth Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Strategic Income Fund, (Class 1) Sub Account and Columbia Variable Portfolio – U.S. Government Mortgage Fund, (Class 1) Sub-Account; collectively, the “Sub-Accounts”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended in Note 10 to the financial statements, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 22, 2022

We have served as the Sponsor’s auditor since 2002.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021
ASSETS:	Shares	Cost	Values
Investments at fair value:
Columbia Variable Portfolio - Government Money Market Fund, (Class 1) Sub-Account ("FFT")	4,905,199	$ 4,905,199	$ 4,905,199
Columbia Variable Portfolio - Dividend Opportunity Fund, (Class 1) Sub-Account ("CV6")	85,192	1,705,124	3,216,834
Columbia Variable Portfolio - Overseas Core Fund, (Class 1) Sub-Account ("CV3")	112,067	1,483,108	1,689,971
Columbia Variable Portfolio - Large Cap Growth Fund, (Class 1) Sub-Account ("CV5")	948,388	7,141,358	35,991,307
Columbia Variable Portfolio - Small Company Growth Fund, (Class 1) Sub-Account ("CGA")	151,604	2,958,519	3,697,622
Columbia Variable Portfolio - Strategic Income Fund, (Class 1) Sub-Account ("SIA")	366,886	2,062,112	1,559,265
Columbia Variable Portfolio - U.S. Government Mortgage Fund, (Class 1) Sub-Account ("AAB")	227,591	2,351,015	2,353,291
Total investments at fair value		$ 22,606,435	$ 53,413,489

The accompanying notes are an integral part of these financial statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2021

Variable Life Insurance Contracts
Net Assets:	Units	Value
FFT	† 495,591	$ 4,905,199
CV6	† 130,679	† 3,216,834
CV3	† 108,045	† 1,689,971
CV5	† 761,244	† 35,991,307
CGA	† 3,364	† 3,697,622
SIA	† 3,657	† 1,559,265
AAB	† 193,050	† 2,353,291

   Total net assets $53,413,489
2.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
DECEMBER 31, 2021

The accompanying notes are an integral part of these financial statements

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

1. BUSINESS AND ORGANIZATION

Independence Variable Life Separate Account (the “Variable Account”) is a separate account of Independence Life and Annuity Company (the “Sponsor”), and was established as a funding vehicle to receive and invest premium payments under variable life insurance contracts (the “Contracts”) issued by the Sponsor. Policyholders are able to invest in certain funds within the Columbia Funds Variable Insurance Trust. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Department of Insurance.
The assets of the Variable Account are divided into subaccounts (“Sub-Accounts”). Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.
Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value as of December 31, 2021 and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the last in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.
Units
The number of units issued is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.
Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received. The Sponsor maintains a closed block of variable life insurance business. Therefore, there were no purchase payments recorded on the Variable Account’s Statements of Changes in Net Assets for the years ended December 31, 2021 and 2020.
Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the receiving Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub- Accounts and the fixed account “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.
Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021. The 2014 through 2020 tax years generally remain subject to examination by U.S. federal and most state tax authorities. While the final outcome of future tax examinations is not determinable, the Sponsor does not believe that any potential adjustments would be material to the Variable Account’s financial statements.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and disclosures of any contingencies during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from management's estimates.
Subsequent events
Subsequent events were evaluated through the date of issuance of the audited financial statements, which were made available on April 22, 2022.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 Fair Value Measurements and Disclosures requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.
The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
As of December 31, 2021 the inputs used to price the Funds are observable and the Funds represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2021. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor has an administrative services agreement with its affiliate, Sun Life Assurance Company of Canada (“SLOC”), whereby SLOC provides general administrative services to the Sponsor, including services relating to the maintenance of the Variable Account. Under the agreement, the Sponsor reimburses SLOC for costs associated with the services.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the Variable Account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Mortality and expense risk charges result in a reduction of unit value. As of December 31, 2021, the deduction is at an effective annual rate of 0.60% of contract value.

Cost of Insurance Charges
The cost of insurance is deducted annually on the policy anniversary from the Variable Account and varies based on age, sex, and rating class. In general, the cost of insurance charges increase as the insured ages. Cost of insurance charges result in a redemption of units and are included in withdrawals, surrenders and contract charges in the Statements of Changes in Net Assets. The deductions are transferred periodically to the Sponsor.

6. CONTRACT LOANS

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is recorded in the Statements of Changes in Net Assets.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

The Board of Trustees of Columbia Funds Variable Insurance Trust has approved the suspension of the offering and sale of shares of CGA effective June 1, 2021.

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 were as follows:

The changes in units outstanding for the year ended December 31, 2020 were as follows:

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding (some of which may be rounded), unit value (some of which may be    rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

10. FINANCIAL HIGHLIGHTS (CONTINUED)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.
2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values and does not include expenses that are part of the contract holder’s wider insurance product.
3 Ratio represents the total return for the year indicated, including changes in value of the underlying mutual fund, and expenses assessed through the reduction of units. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.